UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38999	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Soquel Way
Sunnyvale, California 94085
(Address of principal executive offices and zip code)

s telephone number, including area code: (650) 226-0120

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01   Other Events.

On December 4, 2024, BioCardia, Inc. (the “Company”) issued a press release announcing the successful completion of a consultation with Japan’s Pharmaceutical and Medical Device Agency on the next steps for the submission for registration its lead therapeutic asset, BCDA-01, for the treatment of ischemic heart failure of reduced ejection fraction in Japan.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	BioCardia, Inc. press release dated December 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: December 4, 2024